PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Sep. 30, 2019
Property, Plant And Equipment
Property, plant and equipment, net, consisted of the following:

	As of September 30,
	2018	2019
	US$	US$
Buildings	9,111	8,756
Electronic and office equipment	17,687	20,069
Leasehold improvement and building improvement	2,291	2,086
Motor vehicles	2,099	10,843

Total	31,188	41,754
Less: Accumulated depreciation	(15,215)	(17,454)
Construction in progress	11,999	13,635

	27,972	37,935